UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: April 15, 2021

(Date of earliest event reported)

MARVELL TECHNOLOGY GROUP LTD.

(Exact name of registrant as specified in its charter)

Bermuda	0-30877	77-0481679
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Victoria Place, 5th Floor
31 Victoria Street
Hamilton HM 10 HM 10
Bermuda
(Address of principal executive offices, including Zip Code)

(441) 294-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	MRVL	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

On April 19, 2021, Marvell Technology Group Ltd., a Bermuda exempted company (“Marvell”), announced the early participation results of Marvell Technology, Inc.’s, a Delaware corporation and Marvell’s wholly owned subsidiary (“MTI”), previously announced solicitations of consents (each, a “Consent Solicitation” and, collectively, the “Consent Solicitations”) to adopt certain proposed amendments (the “Amendments”) to the indenture, dated as of June 22, 2018 (the “Marvell Base Indenture”), as amended by a first supplemental indenture, dated as of June 22, 2018 (the “Marvell First Supplemental Indenture” and, together with the Marvell Base Indenture, the “Marvell Indenture”), between Marvell and U.S. Bank National Association, as trustee (the “Marvell Trustee”), pursuant to which Marvell’s 4.200% Senior Notes due 2023 (the “2023 Notes”) and 4.875% Senior Notes due 2028 (the “2028 Notes” and, together with the 2023 Notes, the “Marvell Notes”) were issued.

As of 5:00 p.m., New York City time, on April 16, 2021 (the “Early Participation Date”), MTI has received consents from holders representing 86.47% in principal amount of the 2023 Notes and 95.34% in principal amount of the 2028 Notes. On April 15, 2021, Marvell executed a Second Supplemental Indenture (the “Marvell Second Supplemental Indenture”), between Marvell and the Marvell Trustee, to the Marvell Indenture in order to effect the Amendments, which, among other things, eliminate (i) substantially all of the restrictive covenants in the Marvell Indenture, (ii) any restrictions on Marvell in the Marvell Indenture from consolidating with or merging into any other person or conveying, transferring or leasing all or any of its properties and assets to any person and (iii) certain of the events that may lead to an “Event of Default” in the Marvell Indenture (other than for the failure to pay principal, premium or interest). The Marvell Second Supplemental Indenture will become operative upon the settlement of the Exchange Offers (as defined below) and Consent Solicitations, which is expected to occur on or about May 4, 2021.

The foregoing description of the Marvell Second Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of such document, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein in its entirety.

Item 8.01	Other Events.

Also on April 19, 2021, Marvell announced the early tender results of MTI’s previously announced private exchange offers to certain eligible holders (the “Exchange Offers”) for any and all outstanding Marvell Notes for up to an aggregate principal amount of $1.0 billion of new notes issued by MTI.

The Exchange Offers and Consent Solicitations are being conducted in connection with Marvell’s previously announced proposed acquisition of Inphi Corporation (“Inphi”), which is currently expected to close on or around April 20, 2021, subject to satisfaction of customary closing conditions. Pursuant to the Agreement and Plan of Merger and Reorganization, dated October 29, 2020 (the “Merger Agreement”), by and among Marvell, MTI, Maui Acquisition Company Ltd, a Bermuda exempted company and a wholly owned subsidiary of MTI (“Bermuda Merger Sub”), Indigo Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of MTI (“Delaware Merger Sub”), and Inphi, a Delaware corporation, (i) Bermuda Merger Sub will be merged with and into Marvell (the “Bermuda Merger”), with Marvell continuing as a wholly owned subsidiary of MTI; and (ii) Delaware Merger Sub will be merged with and into Inphi (the “Delaware Merger” and, together with the Bermuda Merger, the “Mergers”), with Inphi continuing as a wholly owned subsidiary of MTI.

The Exchange Offers and Consent Solicitations are being made solely pursuant to the terms and subject to the conditions set forth in the confidential offering memorandum dated April 5, 2021 in a private offering exempt from, or not subject to, registration under the Securities Act of 1933, as amended (the “Securities Act”). The Exchange Offers and Consent Solicitations will expire at 11:59 p.m., New York City time, on April 30, 2021, unless extended or earlier terminated, and are conditioned, among other things, upon the closing of the Mergers, which is expected to occur in April 2021.

A copy of the press release issued by Marvell is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein in its entirety.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements with respect to the Exchange Offers and Consent Solicitations proposed transaction between Marvell, Inphi and MTI, including statements regarding the anticipated timing of the closing of the transaction. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including, but not limited to: the completion of the proposed transaction on anticipated terms and timing or at all, anticipated tax treatment, unforeseen liabilities and other conditions to the completion of the transaction; failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the transaction or our ability to integrate the businesses of Marvell and Inphi or due to unexpected costs, liabilities or delays; other factors impacting the semiconductor industry such as supply chain disruptions or component shortages that may impact the production of Marvell or Inphi products or may impact the price of components which in turn may impact margins on any impacted products and any constrained availability from other electronic suppliers impacting Marvell or Inphi customers’ ability to ship their products, which in turn may adversely impact sales to those customers; our ability to obtain or consummate financing or any refinancing related to the transactions upon acceptable terms or at all; risks related to the incurrence of indebtedness in connection with the transaction; litigation relating to the proposed transaction instituted against Marvell and Inphi and their respective directors or officers; the risk that disruptions from the proposed transaction will harm Marvell’s or Inphi’s business, including current plans and operations; the ability of Marvell or Inphi to retain and hire key personnel; our ability to protect our intellectual property; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; risks relating to the value of the shares to be issued in the transaction; risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction; the impact of public health crises, such as pandemics (including the coronavirus (“COVID-19”) pandemic) and epidemics and any related company or government policies and actions intended to protect the health and safety of individuals or government policies or actions intended to maintain the functioning of national or global economies and markets; risks related to the impact on Marvell’s and Inphi’s business of the COVID-19 pandemic, which have impacted, and may continue to impact, Marvell’s and Inphi’s workforce and operations and the transportation and manufacturing of Marvell’s and Inphi’s products; risks related to the impact of the COVID-19 pandemic, which have impacted, and may continue to impact the operations of Marvell’s and Inphi’s customers, distributors, vendors, suppliers, and partners; increased disruption and volatility in the capital markets and credit markets as a result of the COVID-19 pandemic, which could adversely affect Marvell’s and Inphi’s liquidity and capital resources; the impact of the COVID-19 pandemic, or other future pandemics, on the U.S. and global economies; disruptions caused by the COVID-19 pandemic resulting in worker absenteeism, quarantines and restrictions on Marvell’s and Inphi’s employees’ ability to work, innovate, collaborate, and travel; the effects that the current credit and market conditions caused by, or resulting from, the COVID-19 pandemic could have on the liquidity and financial condition of Marvell’s or Inphi’s customers and suppliers, including any impact on their ability to meet their contractual obligations; legislative, regulatory and economic developments affecting Marvell’s or Inphi’s businesses; general economic and market developments and conditions; the evolving legal, regulatory and tax regimes under which Marvell, MTI and Inphi operate; potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect Marvell’s and/or Inphi’s financial performance; restrictions during the pendency of the proposed transaction that may impact Marvell’s or Inphi’s ability to pursue certain business opportunities or strategic transactions; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Marvell’s and Inphi’s response to any of the aforementioned factors; the risk of downturns in the highly cyclical semiconductor industry; and the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect Marvell’s business described in the “Risk Factors” section of its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by Marvell from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Marvell assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. Marvell gives no assurance that Marvell will achieve its expectations.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

4.1	Second Supplemental Indenture, dated as of April 15, 2021, by and between Marvell Technology Group Ltd. and U.S. Bank National Association

99.1	Press release, dated April 19, 2021

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARVELL TECHNOLOGY GROUP LTD.

Date: April 19, 2021	By:	/s/ Jean Hu
Jean Hu
Chief Financial Officer